Accounts Receivable, Net of Allowance for Expected Credit Losses - Summary Of Allowance For Doubtful Accounts Receivable Reconciliation (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Allowance for Credit Loss [Abstract]
Opening balance of provision – July 1	$ (227)	$ (73)
Provision created during the year	(255)	(145)
Recoveries during the year	171	0
Foreign currency translation movements	36	(9)
Closing balance of provision – June 30	$ (275)	$ (227)